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                                                                   EXHIBIT 10.24

                                                                  April 23, 1998

       THIS WARRANT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND NEITHER THIS WARRANT, SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO A WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

       NEITHER THIS WARRANT NOR THE SECURITIES ACQUIRED UPON EXERCISE OF THIS WARRANT MAY BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED, IN WHOLE OR IN PART, EXCEPT TO AFFILIATES OF THE HOLDER,
       WITHOUT THE PRIOR WRITTEN CONSENT OF THE ISSUER.

                      OPTIMARK TECHNOLOGIES, INC.

                     COMMON STOCK PURCHASE WARRANT

       THIS CERTIFIES THAT, for value received, Virginia Surety Company, Inc., or its permitted assigns (the "Holder"), is entitled to subscribe for and purchase up to Five Hundred Thousand (500,000) validly issued, fully paid and nonassessable shares ("Warrant Shares") of voting Common Stock of OptiMark Technologies, Inc., a Delaware corporation (the "Company"), at the exercise price to be determined in accordance with Section 2 below (the "Exercise Price"), subject to the terms, conditions and adjustments herein after set forth.

1. Definitions. As used in this Warrant, in addition to other capitalized terms defined elsewhere herein, the following terms have the meanings indicated:

       "Act" means the Securities Act of 1933, as amended, and the Rules and Regulations promulgated thereunder.

       "Additional Shares" has the meaning specified in Section 6(b)(ii) below.

       "Additional Warrant" has the meaning specified in Section 6(b)(ii) below.

       "Affiliate" of any named Person means any other Person who is an "affiliate"of the named Person, as defined in Rule 501(b) under the Act.

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       "Board of Directors" means the board of directors of the Company, as constituted from time to time.

       "Business Day" means any day other than a Saturday, Sunday or a day on which national banks are authorized by law to close in the State of New York.

       "Capital Stock" means, with respect to any Person, any and all shares, interests, participations, rights in, or other equivalents (however designated and whether voting or non-voting) of, such Person's capital stock and any and all rights, warrants or options exchangeable for or convertible into such capital stock.

       "Common Stock" means the voting and nonvoting common stock, $.01 par value per share, of the Company, or any other capital stock of the Company into which such stock is reclassified or reconstituted.

       "Common Stock Equivalent" means any security or obligation which is by its terms convertible into or exchangeable for shares of Common Stock, including, without limitation, this Warrant, the Series A Preferred Stock, the Series B Preferred Stock, and any option, warrant or other subscription or purchase right with respect to shares of Common Stock.

       "Company" has the meaning specified on the cover of this Warrant.

       "Distribution" has the meaning specified in Section 6(b)(i) below.

       "Excluded Transaction" means (i) the issuance of up to 6,534,268 shares of Common Stock pursuant to options, warrants and compensatory stock grants, issued and reserved for issuance as incentives for the Corporation's officers, directors, employees, former employees and consultants, (ii) the issuance pursuant to a warrant in favor of The Pacific Exchange, Incorporated dated August 27, 1996, of up to 2,104,000 shares of Common Stock (subject to adjustment as provided therein), (iii) the issuance pursuant to a warrant in favor of The Chicago Board Options Exchange, Incorporated dated December 31, 1996, of up to 1,000,000 shares of Common Stock (subject to adjustment as provided therein), (iv) the issuance pursuant to a warrant in favor of Dow Jones & Company, Inc. dated May 29, 1997, of up to 2,161,764 shares of Common Stock (subject to adjustment as provided therein), (v) the issuance of Common Stock pursuant to a warrant expected to be negotiated with the National Association of Securities Dealers, Inc. or one of its affiliates, as an incentive to make the Corporation's proprietary OptiMark trading system available on NASDAQ, (vi) the issuance of Common Stock upon conversion of the Series A Preferred Stock, and
(vii) the issuance of Common Stock upon conversion of the Series B Preferred Stock.

       "Exercise Date" has the meaning specified in Section 3(c) below.

       "Exercise Form" means an Exercise Form in the form annexed hereto as Exhibit A.

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       "Exercise Period" has the meaning specified in Section 2(a) below.

       "Expiration Date" means December 31, 2001.

       "Fair Market Value" means the amount that a willing buyer would pay a willing seller in an arm's length transaction, as reasonably determined by the Board of Directors in good faith.

       "Issue Date" has the meaning specified in Section 6(d) below.

       "Offering Price" has the meaning set forth in Section 6(d) below.

       "Person" means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, governmental authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

       "Registration Rights Agreement" means the Registration Rights Agreement, dated April 23, 1998 between the Company and the holders of the Series B Stock.

       "Relevant Date" has the meaning specified in Section 6(d) below.

       "Series A Preferred Stock" means the Company's Series A Convertible Participating Preferred Stock, $.01 par value per share.

       "Series B Preferred Stock" means the Company's Series B Convertible Participating Preferred Stock, $.01 par value per share.

       "Shares outstanding" or "shares then outstanding" means all shares of Common Stock outstanding and all Common Stock Equivalents outstanding.

       "Transaction" has the meaning specified in Section 7 below.

       "Warrant Issue Date" means April 23, 1998.

       2. Exercise of Warrant.

       (a) Term of Warrant. Subject to the terms and conditions set forth below, this Warrant may be exercised, in whole or in part, by the Holder at any time, or from time to time, during the term commencing on the Warrant Issue Date and ending at 5:00 p.m., New York City time on the Expiration Date (the "Exercise Period"). This Warrant shall expire on the Expiration Date if and to the extent not exercised by the Holder during the Exercise Period.

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            (b) Exercise Price. Subject to potential adjustment from time to time pursuant to Section 6 hereof, this Warrant shall be exercisable at an Exercise Price of Ten Dollars ($10.00) per share of Common Stock.

       3. Method of Exercise; Payment; Stock Certificates.

       (a) Method of Exercise; Payment of Purchase Price. The purchase rights represented by this Warrant may be exercised by the Holder, in whole or in part, at any time, or from time to time, during the Exercise Period by the surrender of this Warrant (with a duly executed Exercise Form specifying the number of Warrant Shares to be purchased) at the principal office of the Company, and by the payment to the Company in cash, by certified, cashier's or other check acceptable to the Company, of an amount equal to the aggregate Exercise Price for those Warrant Shares specified in the Exercise Form.

       (b) Stock Certificates. In the event of the exercise of the rights represented by this Warrant as provided above, the Company shall promptly (i) issue and deliver to the Holder, one or more certificates representing the shares of voting Common Stock so purchased by the Holder, in such name or names as may be designated by the Holder, and (ii) if applicable, cash in lieu of any fraction of a share.

       (c) When Exercise Effective. The exercise of this Warrant shall be deemed effective immediately prior to the close of business on the Business Day on which this Warrant is surrendered to the Company as provided in this Section 3 (the "Exercise Date"). The Person in whose name any certificate for shares of Common Stock shall be issuable upon such exercise, as provided in Section 3(b), shall be deemed to be the record holder of such shares of Common Stock for all purposes on the Exercise Date. In the event that this Warrant is exercised in part, the Company at its expense will execute and deliver a new Warrant of like tenor exercisable for the number of Warrant Shares for which this Warrant may still thereafter be exercised.

       4. Stock Fully Paid; Reservation of Shares. All of the shares of Common Stock issuable upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of all taxes, liens and charges with respect to the issue thereof. During the Exercise Period, the Company shall at all times have authorized and reserved a sufficient number of shares of its voting Common Stock to provide for the exercise of the rights represented by this Warrant.

       5. Fractional Shares. No fractional shares of Common Stock will be issued in connection with any exercise hereunder. In lieu of such fractional shares the Company shall make a cash payment therefor based upon the Fair Market Value of the Common Stock.

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       6. Certain Adjustments.

       (a) Capital Adjustments. The number of Warrant Shares purchasable upon the exercise of this Warrant and the Exercise Price then in effect pursuant to
Section 2(b) shall be subject to adjustment as follows:

          (i) Stock Dividends, Splits, Etc. If at any time after the Warrant Issue Date (A) the Company shall pay a stock dividend payable in shares of Common Stock or (B) the number of shares of Common Stock shall be increased by a subdivision or split-up of shares of Common Stock, then, on the date of the payment of such dividend or immediately after the effective date of subdivision or split up, as the case may be, the number of Warrant Shares to be delivered upon exercise of this Warrant will be increased so that the Holder will be entitled to receive the number of shares of Common Stock that such Holder would have owned immediately following such action had this Warrant been exercised immediately prior thereto, and the Exercise Price will be adjusted as provided below in paragraph (iii).

          (ii) Combination of Stock. If the number of shares of Common Stock outstanding at any time after the Warrant Issue Date shall be decreased by a combination of the outstanding shares of Common Stock, then, immediately after the effective date of such combination, the number of Warrant Shares to be delivered upon exercise of this Warrant will be decreased so that the Holder thereafter will be entitled to receive the number of shares of Common Stock that such Holder would have owned immediately following such action had this Warrant been exercised immediately prior thereto, and the Exercise Price will be adjusted as provided below in paragraph (iii).

          (iii) Exercise Price Adjustment. Whenever the number of Warrant Shares purchasable upon the exercise of this Warrant is adjusted as provided pursuant to this Section 6(a), the Exercise Price payable upon the exercise of this Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares purchasable immediately thereafter; provided, however, that the Exercise Price for each Warrant Share shall in no event be less than the par value of such Warrant Share.

     (b) Certain Distributions.

          (i) Exercise Price Adjustment. In case the Company shall at any time or from time to time distribute to all or substantially all of the holders of shares of its Common Stock (including, but not limited to, any distribution made in connection with a merger or consolidation in which the Company is the resulting or surviving Person and the Common Stock is not changed or exchanged) cash, evidences of indebtedness of the Company or another Person, securities of the Company or another Person, or other assets (excluding dividends payable in shares of Common Stock for which adjustment is made under Section 6(a)(i)) or rights or warrants to subscribe for or purchase the foregoing


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(each, a "Distribution"), then, and in each such case, the Exercise Price then in effect shall be adjusted (and any other appropriate actions shall be taken by the Company) by multiplying the Exercise Price in effect immediately prior to the date of such distribution by a fraction (A) the numerator of which shall be the Fair Market Value of the Common Stock less the Fair Market Value of the amount of cash, evidences of indebtedness, securities or other assets so distributed or of such subscription rights or warrants applicable to one share of Common Stock and (B) the denominator of which shall be the Fair Market Value of the Common Stock, all as determined on the record date referred to below. Such adjustment shall be made whenever any distribution is made and shall become effective retroactively to the date immediately following the close of business on the record date for the determination of stockholders entitled to receive such distribution.

          (ii) Additional Shares. In addition to the Exercise Price adjustment pursuant to clause (i) above, in case the Company shall at any time or from time to time distribute to all or substantially all of the holders of shares of its Common Stock (including, but not limited to, any distribution made in connection with a merger or consolidation in which the Company is the resulting or surviving Person and the Common Stock is not changed or exchanged) securities of the Company or another Person (the "Additional Shares"), then, and in each such case, the Company shall, at its expense, cause an additional warrant (the "Additional Warrant"), substantially in the form of this Warrant, to be issued by such Person or the Company, as the case may be, to evidence the Holder's right to acquire the kind and amount of Additional Shares receivable by a holder of the number of shares of Common Stock that such Holder would have been entitled to receive upon exercise of this Warrant had this Warrant been exercised immediately before such Distribution is made, subject to adjustments that shall be as nearly equivalent as practicable to the adjustments provided for in this Section 6. The Additional Warrant shall be subject to adjustments that shall be as nearly equivalent as practicable to the adjustments provided in this Section 6. The exercise price for each Additional Share shall be reasonably determined by the Board of Directors in good faith after considering the relationship that exists (as of the date of the issuance of the Additional Warrant) between the Exercise Price and the Fair Market Value of each Warrant Share; provided, however, that such exercise price shall in no event be greater than the amount by which the Exercise Price was decreased pursuant to clause (i) above.

     (c) No Adjustment. If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to stockholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment in the number of Warrant Shares and/or the Exercise Price then in effect shall be required by reason of the taking of such record.

     (d) Issuances Below Exercise Price. In addition to any adjustments made pursuant to this Section 6, the Exercise Price then in effect pursuant to
Section 2(b) shall be subject to adjustment if the Company shall at any time or from time to time issue or sell any Common Stock or Common Stock Equivalents at a price per share (the "Offering Price") that is less than the Exercise Price then in effect as of the record date or Issue


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Date referred to in the following sentence, as the case may be (the "Relevant
Date") (treating the Offering Price per share of Common Stock, in the case of the issuance of any Common Stock Equivalent, as equal to (x) the sum of the price for such Common Stock Equivalent plus any additional consideration payable (without regard to any anti-dilution adjustments) upon the conversion, exchange or exercise of such Common Stock Equivalent divided by (y) the number of shares of Common Stock initially underlying such Common Stock Equivalent), other than
(1) issuances or sales for which an adjustment is made pursuant to another paragraph of this Section 6 and (2) issuances of Common Stock in connection with an Excluded Transaction, then, and in each such case, the Exercise Price then in effect shall be reduced, concurrently with such issuance, to a price determined by multiplying such Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of shares of Common Stock that the aggregate consideration received by the Company for the total number of additional shares of Common Stock or Common Stock Equivalents so issued would purchase at such Exercise Price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of such additional shares of Common Stock or Common Stock Equivalents so issued. Such adjustment shall be made whenever such shares of Common Stock or Common Stock Equivalents are issued, and shall become effective retroactively to a date immediately following the close of business (x) in the case of an issuance to the stockholders of the Company, as such, on the record date for the determination of stockholders entitled to receive such shares of Common Stock or Common Stock Equivalents and (y) in all other cases, on the date (the "Issue Date") of such issuance; provided, however, that the determination as to whether an adjustment is required to be made pursuant to this Section 6 shall only be made upon the issuance of such shares of Common Stock or Common Stock Equivalents, and not upon the issuance of the security into which such Common Stock Equivalents convert, exchange or may be exercised; and provided further, that if the convertibility or exercisability feature of such Common Stock Equivalents expires prior to conversion or exercise thereof, then the Exercise Price shall be readjusted (but to no greater extent than originally adjusted) to an Exercise Price equal to that price which would have existed had the expired Common Stock Equivalents never been issued or sold.

     (e) Similar Actions. In the case the Company, at any time or from time to time, shall take any action affecting its Common Stock similar to or having an effect similar to any of the actions described in Section 6(a), (b) or (d) (but not including any action described in any such subsections) and the Board of Directors in good faith determines that it would be equitable in the circumstances to adjust the number of Warrant Shares and/or the Exercise Price as a result of such action, then, and in each such case, the number of Warrant Shares and/or the Exercise Price shall be adjusted in such manner and at such time as the Board of Directors of the Company in good faith determines would be equitable in the circumstances (such determination to be evidenced in a resolution, a certified copy of which shall be mailed to the Holder).

     7. Reorganization, etc. If any capital reorganization of the Company, or any reclassification of the Common Stock, or any consolidation of the Company with or


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merger of the Company with or into any other Person (other than a consolidation or merger in which the Corporation is the resulting or surviving Person which does not result in any reclassification or change of outstanding Common Stock) or any sale, lease or other transfer of all or substantially all of the assets of the Company to any other Person (each, a "Transaction"), shall be effected in such a way that the holders of Common Stock shall be entitled to receive stock, other securities or assets (whether such stock, other securities or assets are issued or distributed by the Company or another Person), in lieu of or in addition to cash, with respect to or in exchange for Common Stock, then, upon exercise of this Warrant, the Holder shall have the right to receive the same kind and amount of stock, other securities, cash and/or assets receivable upon such reorganization, reclassification, consolidation, merger or sale, lease or other transfer by a holder of the number of shares of Common Stock that such Holder would have been entitled to receive upon exercise of this Warrant had this Warrant been exercised immediately before such reorganization, reclassification, consolidation, merger or sale, lease or other transfer, subject to adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in Section 6.

            8. Notices of Adjustment. Whenever the Exercise Price and/or the number of Warrant Shares purchasable hereunder shall be adjusted pursuant to
Section 6 hereof, the Company shall deliver to the Holder a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and the number of Warrant Shares purchasable hereunder after giving effect to such adjustment.

     9. Notices of Corporate Action. Prior to the Expiration Date, if this Warrant has not theretofore been exercised in full, then in the event of:

          (a) any taking by the Company of a record of the holders of its Capital Stock for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right;

          (b) any capital reorganization of the Company, any reclassification or recapitalization of any Capital Stock of the Company, any consolidation or merger involving the Company and any other Person, or any transfer of all or substantially all the assets of the Company to any other Person;

          (c) or any voluntary or involuntary dissolution, liquidation or winding-up of the Company;


the Company will mail to the Holder a notice specifying (x) the date or expected date on which any such record is to be taken for the purpose of such dividend, distri bution or right and the amount and character of any such dividend, distribution or right, and (y) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place and the time, if any, as of which the holders of record of Capital Stock (or other securities) shall be entitled to exchange their shares of Capital Stock (or other securities) for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be delivered at least 10 days prior to the date therein specified, in the case of any date referred to in the foregoing clauses (x) and (y).

     10. Registration Rights Agreement. All shares of Common Stock acquired by the Holder upon exercise of this Warrant shall be subject, in full, to all provisions of the Registration Rights Agreement.

     11. Representations of the Company. The Company represents and warrants that all corporate actions on the part of the Company, its officers, directors and stockholders necessary for the issuance of this Warrant, for the sale and issuance of the shares of Common Stock pursuant hereto, and for the performance of the Company's obligations hereunder, were taken prior to and are effective as of the Warrant Issue Date.

     12. Representations and Warranties by the Holder. The Holder represents and warrants to the Company as follows:

     (a) This Warrant is being acquired and any Warrant Shares will be acquired for the Holder's own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Act.

     (b) The Holder understands that this Warrant has not been and the Warrant Shares will not be registered under the Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Act pursuant to Section 4(2) thereof. Accordingly, this Warrant and the Warrant Shares must be held by the Holder indefinitely, and the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Act or is exempted from such registration.

     (c) The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the purchase of this Warrant and the Warrant Shares and of protecting its interests in connection therewith.

     (d) The Holder is able to bear the economic risk of the purchase of Warrant Shares pursuant to the terms of this Warrant.

     13. Replacement of Warrant. On receipt by the Company of an affidavit of an authorized representative of the Holder stating the circumstances of the loss, theft, destruction or mutilation of this Warrant (and in the case of any such mutilation, on surrender and cancellation of such Warrant), the Company, at its expense, shall promptly execute and deliver, in lieu thereof, a new Warrant of like tenor.

     14. Restrictions on Transfer; Restrictive Legends.

     (a) This Warrant and any Warrant Shares may be freely sold or otherwise transferred, in whole or in part, to one or more Affiliates of the Holder. Except for the foregoing, neither this Warrant nor any Warrant Shares may be sold, pledged or otherwise transferred, in whole or in part, to any Person without the prior written consent of the Company.

     (b) Each Warrant issued in substitution for this Warrant shall be stamped or otherwise imprinted with legends in substantially the following form:

     THIS WARRANT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE, AND NEITHER THIS WARRANT, SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO A WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

     NEITHER THIS WARRANT NOR THE SECURITIES ACQUIRED UPON EXERCISE OF THIS WARRANT MAY BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED, IN WHOLE OR IN PART, EXCEPT TO AN AFFILIATE OF THE HOLDER, WITHOUT THE PRIOR WRITTEN CONSENT OF THE ISSUER.

     (c) Each stock certificate for Warrant Shares issued upon the exercise of any Warrant and each stock certificate issued upon the direct or indirect transfer of any Warrant Shares shall be stamped or otherwise imprinted with legends in substantially the following form:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
     REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"),
     OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO A WRITTEN OPINION OF COUNSEL SATISFACTORY TO

     THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED, IN WHOLE OR IN PART, EXCEPT TO AN AFFILIATE OF THE HOLDER, WITHOUT THE PRIOR WRITTEN CONSENT OF THE ISSUER.

     15. Rights of Stockholders. This Warrant shall not entitle its Holder to any of the rights of a stockholder of the Company.

     16. Successors and Assigns. The provisions of this Warrant shall inure to the benefit of and be binding upon the Company, the Holder and their respective permitted assigns. Nothing in this Warrant, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Warrant, except as expressly provided in this Warrant.

     17. Amendment or Waiver. This Warrant and any term hereof may be amended, waived, discharged or terminated only by and with the written consent of the Company and the Holder.

     18. Specific Performance. The parties hereto intend that each of the parties have the right to seek damages or specific performance in the event that any other party hereto fails to perform such party's obligations hereunder. Therefore, if any party shall initiate any action or proceeding to enforce the provisions hereof, any party against whom such action or proceeding is brought hereby waives any claim or defense therein that the plaintiff party has an adequate remedy at law.

     19. Charges, Taxes and Expenses. Issuance of certificates representing Warrant Shares shall be made without charge to the Holder for any issue or transfer tax, or other incidental expense, in respect of the issuance or delivery of such certificates or the securities represented thereby, all of which taxes and expenses shall be paid by the Company; provided, however, the Company shall not be required (a) to pay any tax or other incidental expense which may be payable in respect of (i) any transfer or delivery of this Warrant by the Holder to another Person or (ii) the issuance or delivery of certificates representing Warrant Shares to a Person other than the Holder, or (b) to issue or deliver certificates representing Warrant Shares to a Person other than the Holder until any such tax payable by the Holder as provided in clause (ii) above shall have been paid or until it has been established to the Company's reasonable satisfaction that no such tax is due.

     20. Notices. All notices, demands and other communications provided for or permitted hereunder shall be given in the manner specified in Section 8(e) of the Registration Rights Agreement.

     21. GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

     22. Headings. The headings in this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     23. Severability. Any term or provision of this Warrant which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the terms and provisions of this Warrant or affecting the validity or enforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

                                                    OPTIMARK TECHNOLOGIES, INC.

                                                    By:  /s/   William A. Lupien
                                                    Chief Executive Officer

                                                                       Exhibit A

                                  EXERCISE FORM

                  (To be executed upon exercise of the Warrant)

Reference is made to the attached Common Stock Purchase Warrant. The undersigned hereby irrevocably elects to exercise the right, represented by the attached Warrant, to purchase __________ Warrant Shares and herewith tenders payment for such Warrant Shares to the order of OptiMark Technologies, Inc. in the amount of $__________ in accordance with the terms of the Warrant. The undersigned requests that a certificate for such Warrant Shares be registered in the name of the undersigned and that such certificate be delivered to the undersigned's address below.

If such number of Warrant Shares purchased shall not be all of the Warrant Shares evidenced by the Warrant, the undersigned requests that a new Warrant of like tenor for the balance remaining of such Warrant Shares be registered in the name of the undersigned and that such Warrant be delivered to the undersigned's address below.

Dated:
      -----------------
                                              Signature

                                              ------------------------------
                                              (Print Name)

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                                              (Street Address)

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                                              (City)   (State)  (Zip Code)

Signed in the presence of:

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